UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2022

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Exchangeable Notes Indenture

On February 15, 2022, NCL Corporation Ltd. (“NCLC”) closed its previously announced private offering (the “Exchangeable Notes Offering”) of $435.0 million aggregate principal amount of 2.50% exchangeable senior notes due 2027 (the “Exchangeable Notes”). The Exchangeable Notes were issued pursuant to an indenture, dated February 15, 2022, by and among NCLC, as issuer, Norwegian Cruise Line Holdings Ltd. (“NCLH”), as guarantor, and U.S. Bank Trust Company, National Association, as trustee (the “Exchangeable Notes Indenture”). The Exchangeable Notes will be guaranteed by NCLH on a senior unsecured basis.

In connection with the Exchangeable Notes Offering, NCLC received gross proceeds of $435.0 million and net proceeds, after deducting the initial purchasers’ discount but before deducting estimated fees and expenses, of approximately $424.1 million. NCLC used the net proceeds from the Exchangeable Notes Offering, together with the proceeds from the Notes Offering (as defined below), to redeem all of its outstanding 12.25% senior secured notes due 2024 (the “12.25% Secured Notes”) and 10.250% senior secured notes due 2026 (the “10.250% Secured Notes”) and intends to use the remainder of such proceeds to make principal payments on debt maturing in the short-term, including, in each case, to pay any accrued and unpaid interest thereon, as well as related premiums, fees and expenses. NCLC has also granted the initial purchasers of the Exchangeable Notes an option to purchase, during the 13-day period beginning on, and including, February 15, 2022, up to an additional $65.0 million aggregate principal amount of Exchangeable Notes.

Interest on the Exchangeable Notes will accrue from February 15, 2022 and is payable semi-annually in arrears on February 15 and August 15 of each year, beginning on August 15, 2022, at a rate of 2.50% per year. The Exchangeable Notes will mature on February 15, 2027 (the “Exchangeable Notes Maturity Date”) unless earlier exchanged, redeemed or repurchased.

Holders may exchange all or a portion of the Exchangeable Notes at the holder’s option (i) at any time prior to the close of business on the business day immediately preceding August 15, 2026, subject to the satisfaction of certain conditions and during certain periods, and (ii) on or after August 15, 2026 until the close of business on the business day immediately preceding the Exchangeable Notes Maturity Date, regardless of whether such conditions have been met. Upon exchange of the Exchangeable Notes, NCLC will satisfy its exchange obligation by paying and/or delivering, as the case may be, cash, ordinary shares of NCLH (“ordinary shares”) or a combination of cash and ordinary shares, at NCLC’s election. NCLC will pay any cash required to be paid upon exchange of the Exchangeable Notes. If NCLC elects to satisfy its exchange obligation solely in ordinary shares or in a combination of ordinary shares and cash, the Exchangeable Notes will convert into Series A Preference Shares of NCLC (“preference shares”), which shall immediately and automatically be exchanged for a number of ordinary shares. The initial exchange rate per $1,000 principal amount of Exchangeable Notes is 28.9765 ordinary shares, which is equivalent to an initial exchange price of approximately $34.51 per ordinary share, subject to adjustment in certain circumstances. The initial exchange price represents a premium of approximately 52.50% above the last reported sale price of the ordinary shares on the New York Stock Exchange on February 10, 2022.

The Exchangeable Notes are exchangeable at the option of the holders of such Exchangeable Notes, based on the initial maximum exchange rate of 44.1891 ordinary shares per $1,000 principal amount of Exchangeable Notes, into a maximum of 435,000 preference shares of NCLC, which will be immediately and automatically exchanged into a maximum of 19,222,258 ordinary shares of NCLH (assuming no exercise by the initial purchasers of their option to purchase up to an additional $65.0 million aggregate principal amount of Exchangeable Notes). The initial maximum exchange rate reflects potential adjustments to the initial exchange rate of 28.9765 ordinary shares per $1,000 principal amount of Exchangeable Notes for additional ordinary shares, which would only be made in the event of certain make-whole fundamental changes, tax redemption or optional redemption events. The description of the initial maximum exchange rate referred to above is also subject to adjustment for any stock split, stock dividend or similar transactions and is qualified in its entirety by the terms of the Exchangeable Notes Indenture.

On or after February 20, 2025, NCLC may redeem for cash all or part of the Exchangeable Notes, at NCLC’s option, if the last reported sale price of ordinary shares has been at least 130% of the exchange price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which NCLC provides notice of an optional redemption at a redemption price equal to 100% of the principal amount of the Exchangeable Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the optional redemption date. If NCLC elects to redeem fewer than all of the outstanding Exchangeable Notes, at least $150.0 million aggregate principal amount of Exchangeable Notes must be outstanding and not subject to optional redemption as of the relevant optional redemption date. NCLC may also redeem the Exchangeable Notes, in whole but not in part, following the occurrence of certain tax law changes at a redemption price equal to 100% of the principal amount of the Exchangeable Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the tax redemption date.

Upon the occurrence of a “fundamental change,” which term includes certain change of control transactions, subject to certain conditions, holders may require NCLC to repurchase the Exchangeable Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the date of repurchase. In addition, if certain corporate events occur prior to the Exchangeable Notes Maturity Date or if NCLC delivers a notice of tax redemption or notice of optional redemption, NCLC will, in certain circumstances, increase the exchange rate for a holder who elects to exchange its Exchangeable Notes in connection with such corporate event, notice of tax redemption or notice of optional redemption, as the case may be.

The Exchangeable Notes Indenture contains customary covenants and events of default.

The foregoing summary of the Exchangeable Notes Indenture and the Exchangeable Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchangeable Notes Indenture and form of Exchangeable Note, which are attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Secured Notes Indenture

On February 18, 2022, NCLC closed its previously announced private offering (the “Notes Offering”) of $1,000.0 million aggregate principal amount of 5.875% senior secured notes due 2027 (the “Secured Notes”) and $600.0 million aggregate principal amount of 7.750% senior unsecured notes due 2029 (the “Unsecured Notes”). In connection with the Notes Offering, NCLC received net proceeds, after deducting the initial purchasers’ discount but before deducting estimated fees and expenses, of $1,580.0 million. NCLC used the net proceeds from the Notes Offering, together with the proceeds from the Exchangeable Notes Offering, to redeem all of the outstanding 12.25% Secured Notes and 10.250% Secured Notes and intends to use the remainder of such proceeds to make principal payments on debt maturing in the short-term, including, in each case, to pay any accrued and unpaid interest thereon, as well as related premiums, fees and expenses.

The Secured Notes were issued pursuant to an indenture, dated February 18, 2022, by and among NCLC, as issuer, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent, registrar and security agent (the “Secured Notes Indenture”). Interest on the Secured Notes will accrue from February 18, 2022 and is payable semi-annually in arrears on February 15 and August 15 of each year, beginning on August 15, 2022, at a rate of 5.875% per year. The Secured Notes will mature on February 15, 2027 unless earlier redeemed or repurchased.

The Secured Notes and the related guarantees will be secured on a first-lien basis by, subject to certain agreed security principles, collateral consisting of substantially all of the assets of Norwegian Epic, Ltd., Pride of Hawaii, LLC and Sirena Acquisition (the “Guarantors”), including the vessels owned or operated by the Guarantors (the “Pledged Vessels”), and, in each case, assignments of insurances and earnings in respect of such Pledged Vessels, in each case except to the extent prohibited by applicable law or contract, provided, however, that any grant of security over such collateral will be conditioned upon the release of any existing liens thereon in connection with the redemption of the 12.25% Secured Notes and the 10.250% Secured Notes. Such collateral will be secured pursuant to collateral agreements, collateral assignments and other instruments to be entered into after February 18, 2022 under the laws of the United States and certain other jurisdictions, with such security interests perfected after February 18, 2022 in accordance with the agreed security principles described in the Secured Notes Indenture.

NCLC may, at its option, redeem the Secured Notes, in whole or in part, (i) prior to February 15, 2024, at a redemption price equal to 100% of the principal amount of the Secured Notes to be redeemed plus an applicable “make-whole” amount, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date and (ii) on or after February 15, 2024, at the redemption prices set forth in the Secured Notes Indenture, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date. In addition, at any time and from time to time prior to February 15, 2024, NCLC may redeem up to 40% of the aggregate principal amount of the Secured Notes with the net proceeds of certain equity offerings at a redemption price equal to 105.875% of the principal amount of the Secured Notes redeemed, plus accrued and unpaid interest to, but excluding, the redemption date, so long as at least 60% of the aggregate principal amount of the Secured Notes issued remains outstanding following such redemption.

The Secured Notes Indenture contains covenants that limit the ability of NCLC and its restricted subsidiaries to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay dividends or distributions on, or redeem or repurchase, equity interests and make other restricted payments; (iii) make investments; (iv) consummate certain asset sales; (v) engage in certain transactions with affiliates; (vi) grant or assume certain liens; and (vii) consolidate, merge or transfer all or substantially all of their assets. Additionally, upon the occurrence of specified change of control triggering events, NCLC may be required to offer to repurchase the Secured Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The Secured Notes Indenture also contains customary events of default.

The foregoing summary of the Secured Notes Indenture and the Secured Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Secured Notes Indenture and form of Secured Note, which are attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Unsecured Notes Indenture

The Unsecured Notes were issued pursuant to an indenture, dated February 18, 2022, by and between NCLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar (the “Unsecured Notes Indenture”). Interest on the Unsecured Notes will accrue from February 18, 2022 and is payable semi-annually in arrears on February 15 and August 15 of each year, beginning on August 15, 2022, at a rate of 7.750% per year. The Unsecured Notes will mature on February 15, 2029 unless earlier redeemed or repurchased.

NCLC may, at its option, redeem the Unsecured Notes, in whole or in part, (i) prior to November 15, 2028, at a redemption price equal to 100% of the principal amount of the Unsecured Notes to be redeemed plus an applicable “make-whole” amount, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date and (ii) on or after November 15, 2028, at a redemption price equal to 100% of the principal amount of the Unsecured Notes to be redeemed, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date. In addition, at any time prior to February 15, 2025, NCLC may redeem up to 40% of the aggregate principal amount of the Unsecured Notes with the net proceeds of certain equity offerings at a redemption price to 107.750% of the principal amount of the Unsecured Notes redeemed, plus accrued and unpaid interest to, but excluding, the redemption date, so long as at least 60% of the aggregate principal amount of the Unsecured Notes issued remains outstanding following such redemption.

The Unsecured Notes Indenture contains covenants that limit the ability of NCLC and its restricted subsidiaries to, among other things: (i) incur or guarantee additional indebtedness; (ii) pay dividends or distributions on, or redeem or repurchase, equity interests and make other restricted payments; (iii) make investments; (iv) consummate certain asset sales; (v) engage in certain transactions with affiliates; (vi) grant or assume certain liens; and (vii) consolidate, merge or transfer all or substantially all of their assets. Additionally, upon the occurrence of specified change of control triggering events, NCLC may be required to offer to repurchase the Unsecured Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The Unsecured Notes Indenture also contains customary events of default.

The foregoing summary of the Unsecured Notes Indenture and the Unsecured Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Unsecured Notes Indenture and form of Unsecured Note, which are attached as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On May 14, 2020, NCLC issued $675.0 million in aggregate principal amount of the 12.25% Secured Notes pursuant to an indenture (the “12.25% Secured Notes Indenture”) by and among NCLC, as issuer, the guarantors named therein and U.S. Bank National Association, as trustee (the “12.25% Secured Notes Trustee”). The material terms and conditions of the 12.25% Secured Notes Indenture were described in our Current Report on Form 8-K filed on May 15, 2020.

On July 21, 2020, NCLC issued $750.0 million in aggregate principal amount of the 10.250% Secured Notes pursuant to an indenture (the “10.250% Secured Notes Indenture”) by and among NCLC, as issuer, the guarantors named therein and U.S. Bank National Association, as trustee (the “10.250% Secured Notes Trustee” and, together with the 12.25% Secured Notes Trustee, the “Trustee”). The material terms and conditions of the 10.250% Secured Notes Indenture were described in our Current Report on Form 8-K filed on July 21, 2020.

On November 19, 2021, NCLH used the proceeds from its registered direct offering to redeem $236.25 million aggregate principal amount of the 12.25% Secured Notes and $262.50 million aggregate principal amount of the 10.250% Secured Notes, including any accrued but unpaid interest thereon and related premiums, fees and expenses. As described under Item 1.01 above, NCLC used a portion of the aggregate proceeds from the Exchangeable Notes Offering and the Notes Offering to redeem all of the outstanding 12.25% Secured Notes and 10.250% Secured Notes, including any accrued but unpaid interest thereon and related premiums, fees and expenses (the “Redemption”). On February 20, 2022, in connection with the Redemption, the Trustee confirmed that NCLC had satisfied and discharged its obligations under each of the 12.25% Secured Notes Indenture and the 10.250% Secured Notes Indenture.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under “Exchangeable Notes Indenture” in Item 1.01 above is incorporated into this Item 3.02 by reference.

NCLC offered and sold the Exchangeable Notes to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and for resale by the initial purchasers to persons reasonably believed to be qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act. The Exchangeable Notes, the related guarantee of NCLH, the preference shares and the ordinary shares issuable upon the exchange of preference shares will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

Item 8.01 Other Events.

On February 10, 2022, NCLC issued a press release announcing the pricing of the Notes Offering and the Exchangeable Notes Offering. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On February 22, 2022, NCLC issued a press release announcing the closing of the Notes Offering and the Exchangeable Notes Offering. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our ability to weather the impacts of the COVID-19 pandemic, our expectations regarding the resumption of cruise voyages and the timing for such resumption of cruise voyages, the implementation of and effectiveness of our health and safety protocols, operational position, demand for voyages, plans or goals for our sustainability program and decarbonization efforts, our expectations for future cash flows and profitability, financing opportunities and extensions, and future cost mitigation and cash conservation efforts and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of:

•	the spread of epidemics, pandemics and viral outbreaks and specifically, the COVID-19 pandemic, including its effect on the ability or desire of people to travel (including on cruises), which is expected to continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price;

•	implementing precautions in coordination with regulators and global public health authorities to protect the health, safety and security of guests, crew and the communities we visit and to comply with regulatory restrictions related to the pandemic;

•	legislation prohibiting companies from verifying vaccination status;

•	our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and be in compliance with maintenance covenants and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements;

•	our ability to work with lenders and others or otherwise pursue options to defer, renegotiate, refinance or restructure our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises;

•	our need for additional financing or financing to optimize our balance sheet, which may not be available on favorable terms, or at all, and our outstanding exchangeable notes and any future financing which may be dilutive to existing shareholders;

•	the unavailability of ports of call;

•	future increases in the price of, or major changes or reduction in, commercial airline services;

•	changes involving the tax and environmental regulatory regimes in which we operate, including new regulations aimed at reducing greenhouse gas emissions;

•	the accuracy of any appraisals of our assets as a result of the impact of the COVID-19 pandemic or otherwise;

•	our success in controlling operating expenses and capital expenditures;

•	trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto;

•	adverse events impacting the security of travel, such as terrorist acts, armed conflict and threats thereof, acts of piracy, and other international events;

•	adverse incidents involving cruise ships;

•	adverse general economic and related factors, such as fluctuating or increasing levels of interest rates, unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence;

•	breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection;

•	changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs;

•	mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities;

•	the risks and increased costs associated with operating internationally;

•	our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues;

•	our inability to obtain adequate insurance coverage;

•	pending or threatened litigation, investigations and enforcement actions;

•	any further impairment of our trademarks, trade names or goodwill;

•	volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees;

•	our reliance on third parties to provide hotel management services for certain ships and certain other services;

•	fluctuations in foreign currency exchange rates;

•	our expansion into new markets and investments in new markets and land-based destination projects;

•	overcapacity in key markets or globally; and

•	other factors set forth under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020 and our Quarterly Reports on Form 10-Q for the periods ended March 31, 2021, June 30, 2021 and September 30, 2021.

Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 pandemic. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown.

In addition, some of our executive officers and directors have not sold their shares in NCLH since the beginning of the COVID-19 pandemic as a gesture of support for our company as they navigated us through unprecedented challenges. Now that we have resumed operations, we anticipate that our executive officers and directors may sell shares under Rule 10b5-1 plans beginning in the first quarter of 2022 as part of their ordinary course financial planning.

The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated February 15, 2022, by and among NCL Corporation Ltd., as issuer, Norwegian Cruise Line Holdings Ltd., as guarantor, and U.S. Bank Trust Company, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on February 22, 2022 (File No. 001-35784)).
4.2	Indenture, dated February 18, 2022, by and among NCL Corporation Ltd., as issuer, the guarantors party thereto and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent, registrar and security agent (incorporated herein by reference to Exhibit 4.2 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on February 22, 2022 (File No. 001-35784)).
4.3	Indenture, dated February 18, 2022, by and between NCL Corporation Ltd., as issuer, and U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar (incorporated herein by reference to Exhibit 4.3 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on February 22, 2022 (File No. 001-35784)).
99.1	Press Release of NCL Corporation Ltd., dated February 10, 2022.
99.2	Press Release of NCL Corporation Ltd., dated February 22, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 22, 2022

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
Name: Mark A. Kempa
Title: Executive Vice President and Chief Financial Officer